UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K/A

______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 15, 2010
(Date of earliest event reported)
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VITACOST.COM, INC.
(Exact name of registrant as specified in its charter)
______________________

Delaware	001-34468	37-1333024
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5400 Broken Sound Blvd. NW – Suite 500 Boca Raton, Florida 33487-3521
(Address of Principal Executive Offices)

(561) 982-4180
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

 ______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Vitacost.com, Inc. (the “Company”) with the Securities and Exchange Commission on July 16, 2010.  Amendment No. 1 is being filed to amend Item 5.07 to include the final certified voting results received from IVS Associates Inc. (“IVS”), the independent inspector of election for the solicitation of written consents and revocations of consent from holders of the Company’s outstanding common stock as of the June 2, 2010 record date for the consent solicitation initiated by Great Hill Investors, LLC, Great Hill Equity Partners III, L.P. and Great Hill Equity Partners IV, L.P. (collectively, “GHP”). Amendment No. 1 also amends Item 9.01 to include the press release issued by the Company dated July 21, 2010 and the Amendment to the Amended and Restated Bylaws of the Company (the “Bylaws”), which amendment was effective as of the certification of the results of the consent solicitation.  Amendment No. 1 also includes additional disclosures in Items 5.01, 5.02 and 5.03.

Item 5.01.           Changes in Control of Registrant.

Reference is made to the information set forth under Items 5.02 and 5.07 of this Current Report on Form 8-K.  The disclosure contained in Items 5.02 and 5.07 is hereby incorporated by reference into this Item 5.01.   Without constituting a determination by the Company as to the occurrence or non-occurrence of a change in control of the Company in any other context, the change in the composition of the board of directors (the “Board”) of the Company described in Item 5.02 of this Current Report on Form 8-K may, for purposes of this Item 5.01, be deemed to have resulted in a change in control of the Company.

GHP beneficially owns in the aggregate 5,419,697 shares of the Company’s common stock, representing 19.53% of the outstanding common stock as of June 2, 2010.

There are no arrangements or understandings among the Company and GHP with respect to the election of directors or other matters.

Information concerning the security ownership of certain beneficial owners and management is set forth in the Company’s definitive consent revocation statement, dated May 28, 2010, which is hereby incorporated by reference into this Item 5.01.

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in Item 5.07 below, on July 21, 2010, the Company received final certified voting results from IVS.  Eran Ezra, Stewart L. Gitler, David N. Ilfeld, M.D. and Lawrence A. Pabst, M.D. have been removed, without cause, from the Board effective as of the Effective Date (as defined below), including their positions on the following committees — Mr. Ezra, the Audit Committee; Mr. Gitler, the Nominating/Corporate Governance Committee; and Dr. Pabst, the Compensation Committee and the Nominating/Corporate Governance Committee.  As of the Effective Date, Christopher S. Gaffney, Mark A. Jung, Michael A. Kumin and Jeffrey M. Stibel were elected as directors of the Company and will serve in such capacities until the next annual meeting of stockholders and until their successors are duly elected and qualified.  The Board has not determined the committees of the Board to which the new directors are expected to be named.

The Company is not aware of any relationships or transactions in which Messrs. Gaffney, Jung, Kumin or Stibel has or will have an interest, or was or is a party, requiring disclosure under Item 404(a) of Regulation S-K.

The cash and equity compensation of Messrs. Gaffney, Jung, Kumin and Stibel as directors will be the same as previously reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for other non-employee directors.

Item 5.03.           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed in Item 5.07 below, as of the Effective Date, the Company’s stockholders amended Article IV, Section 4.3 of the Bylaws in order to allow the stockholders to fill any vacancies, however caused, on the Board (the “Amended Bylaws”).  The foregoing description of the material terms of the Amended Bylaws is qualified in its entirety by the full text of Amended Bylaws attached hereto as Exhibit 3(ii)(a), which is hereby incorporated by reference into this Item 5.03.

Item 5.07.           Submission of Matters to a Vote of Security Holders.

On July 21, 2010, the Company announced that, in respect of GHP’s consent solicitation and the Company’s revocation of consent solicitation, IVS issued its final certified voting results confirming that GHP obtained from holders of record of the Company’s outstanding common stock as of June 2, 2010 the requisite majority votes (delivered to the Company on July 15, 2010 in the form of written consents) of such holders to approve under applicable Delaware law and the Company’s Amended and Restated Certificate of Incorporation and the Bylaws each of GHP’s three proposals for which written consents were solicited by GHP.  The Company and GHP have accepted and will not contest such certification by IVS.  The final certified voting results are set forth in the table below:

	Consent	Does Not Consent	Abstain

Proposal 1: Amend Article IV, Section 4.3 of the Bylaws in order to allow the stockholders to fill any vacancies, however caused, on the Board:	15,313,390	286,930	1,135,592

Proposal 2: Remove, without cause, the following four members of the Board:

Eran Ezra	15,027,177	571,949	1,136,786
Stewart L. Gitler	15,027,127	571,999	1,136,786
David N. Ilfeld, M.D.	15,312,096	291,575	1,132,241
Lawrence A. Pabst, M.D.	15,027,144	571,982	1,136,786

Proposal 3: Elect the following four nominees to serve as directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified:

Christopher S. Gaffney	15,027,277	571,932	1,136,703
Mark A. Jung	15,023,227	571,999	1,140,686
Michael A. Kumin	15,263,742	331,467	1,140,703
Jeffrey M. Stibel	15,312,791	286,980	1,136,141

Brokers did not have discretionary voting authority on any of the proposals and, as a result, broker non-votes had no effect on the proposals because only votes affirmatively cast to “consent” to a proposal were counted toward the approval of such proposal.

As a result of the final vote certification issued by IVS and the acceptance thereof by each of the Company and GHP, all proposals approved by the stockholders took effect as of July 21, 2010 (the “Effective Date”).

A copy of the press release announcing the final certified voting results is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 5.07.

Item 9.01.           Financial Statements and Exhibits.

(d)	Exhibits

3(ii)(a)	Amendment to Amended and Restated Bylaws of Vitacost.com, Inc. effective July 21, 2010

99.1	Press Release, issued by Vitacost.com, Inc. dated July 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 21, 2010

VITACOST.COM, INC.

By:	/s/ Richard P. Smith
Name: Richard P. Smith
Title: Chief Financial Officer

EXHIBIT INDEX

3(ii)(a)	Amendment to Amended and Restated Bylaws of Vitacost.com, Inc. effective July 21, 2010

99.1	Press Release, issued by Vitacost.com, Inc. dated July 21, 2010